Exhibit 99.1

News Release
FOR IMMEDIATE RELEASE

Drilling Tools International Provides Preliminary Estimates of 2023 Full Year Results

Company announces 2023 year end conference call for March 28, 2024

HOUSTON — March 7, 2024 — Drilling Tools International Corp., (NASDAQ: DTI) (“DTI” or the “Company”), a global oilfield services company that manufactures and provides a differentiated, rental-focused offering of tools for use in onshore and offshore horizontal and directional drilling operations, today provided preliminary estimate ranges for selected 2023 full year results.

Wayne Prejean, CEO of DTI, stated, “After initial review, we are providing preliminary estimates of our 2023 full year results as follows:

Preliminary Estimates for 2023 Full Year Results (Unaudited)

Estimated Revenue	$150 MM – $154 MM
Estimated Net Income	$14.6 MM – $14.9 MM
Estimated Adjusted EBITDA(1)	$50 MM – $52 MM
Estimated Adjusted EBITDA Margin(1)	33% – 34%
Estimated Adjusted Free Cash Flow(1)(2)	$7 MM – $8 MM

(1)
Adjusted EBITDA, Adjusted EBITDA Margin, and Adjusted Free Cash Flow are non-GAAP financial measures. See “Non-GAAP Financial Measures” at the end of this release for a discussion of reconciliations to the most directly comparable financial measures calculated and presented in accordance with U.S. generally accepted accounting principles (“GAAP”).

(2)	Adjusted Free Cash Flow defined as Adjusted EBITDA less Gross Capital Expenditures

“We are delighted to report that after only eight months as a public company, we are delivering on the strategic plans that we outlined during our public offering. We are also pleased to tighten and update the ranges for our estimated 2023 results that fall within our prior guidance expectations,” Prejean continued.

“As a market leader providing downhole tool rentals for both North American land and Gulf of Mexico deepwater drilling operations, DTI’s extensive rental model, broad distribution capabilities and diverse customer base across multiple basins provides us with a significant competitive advantage, especially during volatile commodity price cycles. In contrast to the larger capital-intensive equipment companies in the oilfield services sector, our rental tools are easily deployable to various locations to serve our clients’ needs. We believe the ability to scale our operations as needed across our extensive footprint allows us to better support customers in the field, and, with over 65,000 rental tools in our fleet, we are well positioned to support our customers’ activity.

“Additionally, we have established an M&A framework and robust M&A pipeline that will allow us to selectively consolidate the oilfield service rental tool industry. Our pending acquisition of Superior Drilling Products, Inc. (NYSE American: SDPI) is an outstanding example of how we are expanding DTI’s growth opportunities, both domestically and internationally, with a particular focus on our presence in the Middle East. We are confident that this and future acquisitions will drive innovation, enhance our product offerings, and, as a result, increase shareholder value. We look forward to discussing our fourth quarter and full year 2023 results and our 2024 outlook on our conference call March 28th,” concluded Prejean.

2023 Fourth Quarter and Full Year Conference Call Information

DTI also announced today that it plans to report actual 2023 fourth quarter and full year financial results prior to the Company's live conference call, which can be accessed via dial-in or webcast, on Thursday, March 28, 2024 at 11:00 a.m. Eastern Time (10:00 a.m. Central Time).

What:	Drilling Tools International 2023 Fourth Quarter and Full Year Conference Call
When:	Thursday, March 28, 2024 at 11:00 a.m. Eastern Time / 10:00 a.m. Central Time
How:	Live via phone – By dialing 1- 201-389-0869 and asking for the DTI call at least 10 minutes prior to the start time, or Live Webcast – By logging onto the webcast at the address below
Where:	https://investors.drillingtools.com/news-events/events

For those who cannot listen to the live call, a replay will be available through April 4, 2024, and may be accessed by dialing 1-201-612-7415 and using passcode 13744642#.  Also, an archive of the webcast will be available shortly after the call at https://investors.drillingtools.com/news-events/events for 90 days.  Please submit any questions for management prior to the call via email to DTI@dennardlascar.com.

About Drilling Tools International Corp.

DTI, with roots dating back to 1984, is a Houston, Texas based leading oilfield services company that manufactures and rents downhole drilling tools used in horizontal and directional drilling of oil and natural gas wells. DTI operates from 16 locations across North America and has 4 International stocking points across Europe and the Middle East.  To learn more about DTI, please visit: www.drillingtools.com.

Contact:
DTI Investor Relations
Ken Dennard / Rick Black
InvestorRelations@drillingtools.com

Forward-Looking Statements

This press release may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding the business combination and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward looking. These forward-looking statements include, but are not limited to, statements regarding DTI and its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward looking statements in this press release may include, for example, statements about: (1) the demand for DTI’s products and services, which is influenced by the general level activity in the oil and gas industry; (2) DTI’s ability to retain its customers, particularly those that contribute to a large portion of its revenue; (3) DTI’s ability to remain the sole North American distributor of the Drill-N-Ream; (4) DTI’s ability to employ and retain a sufficient number of skilled and qualified workers, including its key personnel; (5) DTI’s ability to source tools and raw materials at a reasonable cost; (6) DTI’s ability to market its services in a competitive industry; (7) DTI’s ability to execute, integrate and realize the benefits of acquisitions, and manage the resulting growth of its business; (8) potential liability for claims arising from damage or harm caused by the operation of DTI’s tools, or otherwise arising from the dangerous activities that are inherent in the oil and gas industry; (9) DTI’s ability to obtain additional capital; (10) potential political, regulatory, economic and social disruptions in the countries in which DTI conducts business, including changes in tax laws or tax rates; (11) DTI’s dependence on its information technology systems, in particular Customer Order Management Portal and Support System, for the efficient operation of DTI’s business; (12) DTI’s ability to comply with applicable laws, regulations and rules, including those related to the environment, greenhouse gases and climate change; (13) DTI’s ability to maintain an effective system of disclosure controls and internal control over financial reporting; (14) the potential for volatility in the market price of DTI’s common stock; (15) the impact of increased legal, accounting, administrative and other costs incurred as a public company, including the impact of possible shareholder litigation; (16) the potential for issuance of additional shares of DTI’s common stock or other equity securities; (17) DTI’s ability to maintain the listing of its common stock on Nasdaq; and (18) other risks and uncertainties separately provided to you and indicated from time to time described in filings and potential filings by DTI with the Securities and Exchange Commission (the “SEC”). You should carefully consider the risks and uncertainties described in the definitive proxy statement/prospectus/consent solicitation statement with the SEC by the Company on May 12, 2023 (the “Proxy Statement”), and the information presented in DTI’s current report on Form 8-K filed June 27, 2023 (the “8-K”) and the quarterly report on Form 10-Q filed November 14, 2023 (the “10-Q”). Such forward-looking statements are based on the beliefs of management of DTI, as well as assumptions made by, and information currently available to DTI’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Proxy Statement, the 8-K or the 10-Q. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of each of DTI, including those set forth in the Risk Factors section of the Proxy Statement, and described in the 8-K and the 10-Q. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Information Regarding Preliminary Results

The preliminary estimated financial information contained in this news release reflects management’s estimates based solely upon information available to it as of the date of this news release and is not a comprehensive statement of the Company’s financial results for twelve months ended December 31, 2023. The information presented herein should not be considered a substitute for full unaudited financial statements for the twelve months ended December 31, 2023, or audited financial statements for the fiscal year ended December 31, 2023, once they become available and should not be regarded as a representation by the Company or its management as to its actual financial results for the twelve months ended December 31, 2023. The ranges for the preliminary estimated financial results described above constitute forward-looking statements. The preliminary estimated financial information presented herein is subject to change, and the Company’s actual financial results may differ from such preliminary estimates and such differences could be material. Accordingly, you should not place undue reliance upon these preliminary estimates.

Non-GAAP Financial Measures

This release includes Adjusted EBITDA and Adjusted Free Cash Flow measures. Each of the metrics are “non-GAAP financial measures” as defined in Regulation G of the Securities Exchange Act of 1934.

Adjusted EBITDA is a supplemental non-GAAP financial measure that is used by management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies. Adjusted EBITDA is not a measure of net earnings or cash flows as determined by GAAP. We define Adjusted EBITDA as net earnings (loss) before interest, taxes, depreciation and amortization, further adjusted for (i) goodwill and/or long-lived asset impairment charges, (ii) stock-based compensation expense, (iii) restructuring charges, (iv) transaction and integration costs related to acquisitions and (v) other expenses or charges to exclude certain items that we believe are not reflective of ongoing performance of our business.

We believe Adjusted EBITDA is useful because it allows us to supplement the GAAP measures in order to more effectively evaluate our operating performance and compare the results of our operations from period to period without regard to our financing methods or capital structure. We exclude the items listed above in arriving at Adjusted EBITDA because these amounts can vary substantially from company to company within our industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, net income as determined in accordance with GAAP, or as an indicator of our operating performance or liquidity. Certain items excluded from Adjusted EBITDA are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are components of Adjusted EBITDA. Our computations of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies.

Adjusted Free Cash Flow is a supplemental non-GAAP financial measure, and we define Adjusted Free Cash Flow as Adjusted EBITDA less Gross Capital Expenditures. We use Adjusted Free Cash Flow as a financial performance measure used for planning, forecasting, and evaluating our performance. We believe that Adjusted Free Cash Flow is useful to enable investors and others to perform comparisons of current and historical performance of the Company. As a performance measure, rather than a liquidity measure, the most closely comparable GAAP measure is net income (loss).

The following tables present a reconciliation of the non-GAAP financial measures of Adjusted EBITDA and Adjusted Free Cash Flow to the most directly comparable GAAP financial measures for the periods indicated:

Drilling Tools International Corp.
Reconciliation of Estimated Consolidated Net Income to Adjusted EBITDA
(In thousands of U.S. dollars and rounded)
(Unaudited)

	Twelve Months Ended December 31, 2023
	Low	High
Net Income	$14,600	$14,900
Add (deduct)
Interest expense, net	900	1,150
Income tax expense	4,800	5,100
Depreciation and amortization	20,100	20,700
Management fees	1,100	1,200
Other expense	1,000	1,050
Stock option expense	1,600	1,700
Transaction expense	5,900	6,200
Adjusted EBITDA	$50,000	$52,000
Revenue	150,000	154,000
Adjusted EBITDA Margin	33%	34%

Drilling Tools International Corp.
Reconciliation of Estimated Consolidated Net Income to Adjusted Free Cash Flow
(In thousands of U.S. dollars and rounded)
(Unaudited)

	Twelve Months Ended December 31, 2023
	Low	High
Net Income	$14,600	$14,900
Add (deduct)
Interest expense, net	900	1,150
Income tax expense	4,800	5,100
Depreciation and amortization	20,100	20,700
Management fees	1,100	1,200
Other expense	1,000	1,050
Stock option expense	1,600	1,700
Transaction expense	5,900	6,200
Gross capital expenditures	(43,000)	(44,000)
Adjusted Free Cash Flow	$7,000	$8,000